NEWS
FOR IMMEDIATE RELEASE
Media relations contact:
Charles Coleman, (626) 302-7982
Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports Second Quarter 2013 Results

ROSEMEAD, Calif., Aug. 1, 2013 – Edison International (NYSE: EIX) today reported second quarter results, as summarized below.

Second Quarter and Year-to-Date Results Summary

	Three Months Ended June 30,		Six Months Ended June 30,
Per Share	2013	2012	2013	2012
Basic earnings (loss) from continuing operations	$(0.33)	$0.56	$0.47	$1.10
Basic earnings (loss) from discontinued operations	0.04	(0.33)	0.07	(0.59)
Basic earnings (loss)	$(0.29)	$0.23	$0.54	$0.51
Core earnings	$0.79	$0.56	$1.57	$1.10
Note: See Use of Non-GAAP Financial Measures in Appendix.

“As in the first quarter, strong operating results from Southern California Edison reflect higher authorized investment in our electric grid infrastructure, good cost management, and favorable tax benefits,” said Ted Craver, chairman and chief executive officer of Edison International. “These results are consistent with the updated Edison International earnings guidance that we provided in June and that we reaffirmed today.”
Second Quarter Earnings Detail

Southern California Edison's (SCE) second quarter 2013 basic losses were $(0.28) per share compared to earnings of $0.59 per share in the second quarter of 2012, and includes an impairment charge of $1.12 per share related to the early retirement of San Onofre Nuclear Generating Station (SONGS) Units 2 and 3.

SCE's second quarter 2013 core earnings, excluding the SONGS impairment charge, were $0.84 per share compared to $0.59 per share in the second quarter of 2012. The core earnings increase was primarily due to the timing of the 2012 General Rate Case (GRC) which was approved by the California Public Utilities Commission (CPUC) in November 2012, lower operating expenses, and tax benefits, offset by severance costs.

Edison International parent company and other reported second quarter 2013 basic and core losses from continuing operations of $(0.05) per share compared to $(0.03) per share in the second quarter of 2012. The decrease in core earnings was mainly due to consolidated taxes.

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Edison International Reports Second Quarter 2013 Financial Results

Year-to-Date Earnings Summary

Edison International reported basic earnings of $0.54 per share for the year-to-date period ending June 30, 2013, compared to $0.51 per share for the same period last year. Core earnings for the first six months of 2013 were $1.57 per share compared to $1.10 per share for the first half of 2012.

Year-to-Date Earnings Detail

SCE's year-to-date 2013 basic earnings were $0.51 per share, including the second quarter SONGS impairment charge of $1.12 per share, compared to $1.14 per share for the same period last year.

SCE's year-to-date core earnings were $1.63 per share compared to $1.14 per share for the same period last year. The core earnings increase was primarily due to the timing of finalizing SCE's 2012 General Rate Case, lower operating expenses, and tax benefits from incremental repair deductions, partially offset by severance costs. The increased return on rate base growth was offset by the lower authorized return on equity.

Edison International parent company and other reported year-to-date 2013 basic losses from continuing operations of $(0.04) per share compared to $(0.04) per share in the same period in 2012. Core losses from continuing operations in the year-to-date period of 2013 were $(0.06) per share compared to $(0.04) per share in the same period in 2012. The decrease in core earnings for the year-to-date period in 2013 was mainly due to consolidated taxes.

2013 Earnings Guidance

The company reaffirmed its 2013 core earnings guidance of $3.25 to $3.45 per share and updated its basic earnings guidance to $2.22 to $2.42 per share. See the risk disclosure statement in the Appendix and the presentation accompanying the company’s conference call for further information.

Reconciliation of 2013 Core Earnings Guidance to
Basic Earnings Guidance

	2013 Earnings Guidance as of 6/7/13	2013 Earnings Guidance as of 8/1/13
SCE	$3.50	$3.50
EIX Parent & Other	(0.15)	(0.15)
EIX Core EPS	$3.25 - $3.45	$3.25 - $3.45
Non-core Items	(1.24) - (0.86)	(1.03)
EIX Basic EPS	$2.01 - $2.59	$2.22 - $2.42
Note: See Use of Non-GAAP Financial Measures in Appendix. Non-core items from year-to-date period only.

About Edison International

Edison International (NYSE:EIX), through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities.

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Edison International Reports Second Quarter 2013 Financial Results

Appendix

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (EPS) internally for financial planning and for analysis of performance. We also use core earnings and core EPS when communicating with analysts and investors regarding our earnings results to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to net income, basic EPS, core earnings, or core EPS also applies to the description of earnings or earnings per share.

Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as basic earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. Basic earnings and losses refer to net income or losses attributable to Edison International shareholders. Core earnings are reconciled to basic earnings in the attached tables. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for the principal operating subsidiary is not material to the principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which is included in EIX parent & other.

Risk Disclosure Statement

Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Edison International’s 2012 Form 10-K, most recent Form 10-Q, and other reports and presentations filed with the Securities and Exchange Commission which are available at: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Reminder: Edison International Will Hold a Conference Call Today

When:            Thursday, August 1, 2013, 2:00 p.m. (Pacific Daylight Time)
Telephone Numbers:    1-800-369-2198 (US) and 1-773-756-4618 (Int'l) - Passcode: Edison
Telephone Replay:    1-800-925-1773 (US) and 1-402-220-3092 (Int’l) - Passcode: 468529
Telephone replay available through August 12, 2013
Webcast:        www.edisoninvestor.com

Edison International Reports Second Quarter 2013 Financial Results

Summary Financial Schedules

Second Quarter Basic Earnings (Loss) Per Share

	Three Months Ended June 30,
Earnings (Loss) Per Share Attributable to Edison International	2013	2012	Change
SCE	$(0.28)	$0.59	$(0.87)
EIX parent & other	(0.05)	(0.03)	(0.02)
Earnings from continuing operations	(0.33)	0.56	$(0.89)
Earnings (loss) from discontinued operations	0.04	(0.33)	$0.37
Basic earnings	$(0.29)	$0.23	$(0.52)
Diluted earnings	$(0.29)	$0.22	$(0.51)
Note: Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Second Quarter Reconciliation of Core Earnings (Loss) Per Share
to Basic Earnings (Loss) Per Share

	Three Months Ended June 30,
Earnings Per Share Attributable to Edison International	2013	2012	Change
Core earnings (loss)
SCE	$0.84	$0.59	$0.25
EIX parent & other	(0.05)	(0.03)	(0.02)
Core earnings	0.79	0.56	0.23
Non-core items
SCE - SONGS impairment	(1.12)	—	(1.12)
EIX parent & other	—	—	—
Earnings (loss) from discontinued operations	0.04	(0.33)	0.37
Total non-core items	(1.08)	(0.33)	(0.75)
Basic earnings	$(0.29)	$0.23	$(0.52)
Note: See Use of Non-GAAP Financial Measures in Appendix. Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports Second Quarter 2013 Financial Results

Second Quarter Basic Earnings (Loss)

	Three Months Ended June 30,
Earnings (Loss) (in millions) Attributable to Edison International	2013	2012	Change
SCE	$(91)	$191	$(282)
EIX parent & other	(15)	(8)	(7)
Earnings from continuing operations	(106)	183	(289)
Earnings (loss) from discontinued operations	12	(109)	121
Basic earnings	$(94)	$74	$(168)
Note: Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Second Quarter Reconciliation of Core Earnings (Loss) to Basic Earnings (Loss)

	Three Months Ended June 30,
Earnings (in millions) Attributable to Edison International	2013	2012	Change
Core earnings (loss)
SCE	$274	$191	$83
EIX parent & other	(15)	(8)	(7)
Core earnings	259	183	76
Non-core items
SCE - SONGS impairment	(365)	—	(365)
EIX parent & other	—	—	—
Earnings (loss) from discontinued operations	12	(109)	121
Total non-core items	(353)	(109)	(244)
Basic earnings	$(94)	$74	$(168)
Note: See Use of Non-GAAP Financial Measures in Appendix. Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports Second Quarter 2013 Financial Results

Year-to-Date Basic Earnings Per Share

	Six Months Ended June 30,
Earnings (Loss) Per Share Attributable to Edison International	2013	2012	Change
SCE	$0.51	$1.14	$(0.63)
EIX parent & other	(0.04)	(0.04)	0.00
Earnings from continuing operations	0.47	1.10	$(0.63)
Earnings (loss) from discontinued operations	0.07	(0.59)	$0.66
Basic earnings	$0.54	$0.51	$0.03
Diluted earnings	$0.54	$0.50	$0.04
Note: Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Year-to-Date Reconciliation of Core Earnings Per Share
to Basic Earnings Per Share

	Six Months Ended June 30,
Earnings Per Share Attributable to Edison International	2013	2012	Change
Core earnings (loss)
SCE	$1.63	$1.14	$0.49
EIX parent & other	(0.06)	(0.04)	(0.02)
Core earnings	1.57	1.10	0.47
Non-core items
SCE - SONGS impairment	(1.12)	—	(1.12)
EIX parent & other	0.02	—	0.02
Earnings (loss) from discontinued operations	0.07	(0.59)	0.66
Total non-core items	(1.03)	(0.59)	(0.44)
Basic earnings	$0.54	$0.51	$0.03
Note: See Use of Non-GAAP Financial Measures in Appendix. Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports Second Quarter 2013 Financial Results

Year-to-Date Basic Earnings

	Six Months Ended June 30,
Earnings (Loss) (in millions) Attributable to Edison International	2013	2012	Change
SCE	$165	$373	$(208)
EIX parent & other	(13)	(13)	0
Earnings from continuing operations	152	360	(208)
Earnings (loss) from discontinued operations	24	(193)	217
Basic earnings	$176	$167	$9
Note: Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Year-to-Date Reconciliation of Core Earnings to Basic Earnings

	Six Months Ended June 30,
Earnings (in millions) Attributable to Edison International	2013	2012	Change
Core earnings (loss)
SCE	$530	$373	$157
EIX parent & other	(20)	(13)	(7)
Core earnings	510	360	150
Non-core items
SCE - SONGS impairment	(365)	—	(365)
EIX parent & other	7	—	7
Earnings (loss) from discontinued operations	24	(193)	217
Total non-core items	(334)	(193)	(141)
Basic earnings	$176	$167	$9
Note: See Use of Non-GAAP Financial Measures in Appendix. Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports Second Quarter 2013 Financial Results

Consolidated Statements of Income	Edison International

	Three months ended June 30,		Six months ended June 30,
(in millions, except per-share amounts, unaudited)	2013	2012	2013	2012
Operating revenue	$3,046	$2,653	$5,678	$5,068
Fuel	81	61	154	138
Purchased power	1,076	822	1,855	1,437
Operation and maintenance	967	951	1,840	1,899
Depreciation, decommissioning and amortization	418	400	832	788
Asset impairment and other	575	(1)	575	—
Total operating expenses	3,117	2,233	5,256	4,262
Operating income (loss)	(71)	420	422	806
Interest and other income	34	40	63	73
Interest expense	(133)	(134)	(265)	(260)
Other expenses	(14)	(19)	(21)	(26)
Income (loss) from continuing operations before income taxes	(184)	307	199	593
Income tax expense (benefit)	(102)	100	(4)	192
Income (loss) from continuing operations	(82)	207	203	401
Income (loss) from discontinued operations, net of tax	12	(109)	24	(193)
Net income (loss)	(70)	98	227	208
Dividends on preferred and preference stock of utility	24	23	51	41
Other noncontrolling interests	—	1	—	—
Net income (loss) attributable to Edison International common shareholders	$(94)	$74	$176	$167
Amounts attributable to Edison International common shareholders:
Income (loss) from continuing operations, net of tax	$(106)	$183	$152	$360
Income (loss) from discontinued operations, net of tax	12	(109)	24	(193)
Net income (loss) attributable to Edison International common shareholders	$(94)	$74	$176	$167
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$(0.33)	$0.56	$0.47	$1.10
Discontinued operations	0.04	(0.33)	0.07	(0.59)
Total	$(0.29)	$0.23	$0.54	$0.51
Diluted earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	326	334	329	333
Continuing operations	$(0.33)	$0.55	$0.47	$1.08
Discontinued operations	0.04	(0.33)	0.07	(0.58)
Total	$(0.29)	$0.22	$0.54	$0.50
Dividends declared per common share	$0.3375	$0.325	$0.6750	$0.650

Edison International Reports Second Quarter 2013 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, unaudited)	June 30, 2013	December 31, 2012
ASSETS
Cash and cash equivalents	$148	$170
Receivables, less allowances of $66 and $75 for uncollectible accounts at respective dates	815	762
Accrued unbilled revenue	741	550
Inventory	267	340
Prepaid taxes	27	22
Derivative assets	91	129
Margin and collateral deposits	8	8
Regulatory assets	803	572
Other current assets	122	119
Total current assets	3,022	2,672
Nuclear decommissioning trusts	4,181	4,048
Investments in unconsolidated affiliates	2	2
Other investments	194	184
Total investments	4,377	4,234
Utility property, plant and equipment, less accumulated depreciation of $7,578 and $7,424 at respective dates	29,301	30,200
Nonutility property, plant and equipment, less accumulated depreciation of $69 and $123 at respective dates	75	73
Total property, plant and equipment	29,376	30,273
Derivative assets	73	85
Restricted deposits	4	4
Regulatory assets	7,494	6,422
Other long-term assets	681	704
Total long-term assets	8,252	7,215

Total assets	$45,027	$44,394

Edison International Reports Second Quarter 2013 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, except share amounts, unaudited)	June 30, 2013	December 31, 2012
LIABILITIES AND EQUITY
Short-term debt	$853	$175
Current portion of long-term debt	800	—
Accounts payable	1,288	1,423
Accrued taxes	33	61
Accrued interest	199	176
Customer deposits	199	193
Derivative liabilities	140	126
Regulatory liabilities	493	536
Deferred income taxes	79	64
Other current liabilities	804	990
Total current liabilities	4,888	3,744
Long-term debt	8,830	9,231
Deferred income taxes	6,304	6,127
Deferred investment tax credits	102	104
Customer advances	134	149
Derivative liabilities	1,027	939
Pensions and benefits	2,234	2,614
Asset retirement obligations	3,322	2,782
Regulatory liabilities	4,836	5,214
Other deferred credits and other long-term liabilities	2,242	2,299
Total deferred credits and other liabilities	20,201	20,228
Total liabilities	33,919	33,203
Commitments and contingencies
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,388	2,373
Accumulated other comprehensive loss	(82)	(87)
Retained earnings	7,049	7,146
Total Edison International's common shareholders' equity	9,355	9,432
Preferred and preference stock of utility	1,753	1,759
Total noncontrolling interests	1,753	1,759
Total equity	11,108	11,191
Total liabilities and equity	$45,027	$44,394

Edison International Reports Second Quarter 2013 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Six months ended June 30,
(in millions, unaudited)	2013	2012
Cash flows from operating activities:
Net income	$227	$208
Less: Income (loss) from discontinued operations	24	(193)
Income from continuing operations	203	401
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	832	788
Regulatory impacts of net nuclear decommissioning trust earnings	161	114
Other amortization and other	33	34
Asset impairment	575	—
Stock-based compensation	12	16
Deferred income taxes and investment tax credits	85	11
Proceeds from U.S. treasury grants	—	29
Changes in operating assets and liabilities:
Receivables	(47)	10
Inventory	73	15
Margin and collateral deposits, net of collateral received	(67)	(3)
Prepaid taxes	(5)	98
Other current assets	(190)	(204)
Accounts payable	88	27
Accrued taxes	(33)	(15)
Other current liabilities	(98)	(83)
Derivative assets and liabilities, net	152	(79)
Regulatory assets and liabilities, net	(11)	252
Other assets	(27)	(19)
Other liabilities	(475)	122
Operating cash flows from continuing operations	1,261	1,514
Operating cash flows from discontinued operations, net	—	(354)
Net cash provided by operating activities	1,261	1,160
Cash flows from financing activities:
Long-term debt issued	398	395
Long-term debt issuance costs	(4)	(4)
Long-term debt repaid	(3)	(3)
Bonds remarketed, net	195	—
Bonds purchased	(196)	—
Preference stock issued, net	387	805
Preference stock redeemed	(400)	(75)
Short-term debt financing, net	678	(121)
Settlements of stock-based compensation, net	(37)	(30)
Dividends to noncontrolling interests	(52)	(29)
Dividends paid	(220)	(212)
Financing cash flows from continuing operations	746	726
Financing cash flows from discontinued operations, net	—	300
Net cash provided by financing activities	$746	$1,026

Edison International Reports Second Quarter 2013 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Six months ended June 30,
(in millions, unaudited)	2013	2012
Cash flows from investing activities:
Capital expenditures	$(1,834)	$(2,125)
Proceeds from sale of nuclear decommissioning trust investments	1,956	1,097
Purchases of nuclear decommissioning trust investments and other	(2,128)	(1,222)
Customer advances for construction and other investments	(23)	7
Investing cash flows from continuing operations	(2,029)	(2,243)
Investing cash flows from discontinued operations, net	—	(237)
Net cash used by investing activities	(2,029)	(2,480)
Net decrease in cash and cash equivalents	(22)	(294)
Cash and cash equivalents at beginning of period	170	1,469
Cash and cash equivalents at end of period	148	1,175
Cash and cash equivalents from discontinued operations	—	1,009
Cash and cash equivalents from continuing operations	$148	$166